UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 4, 2009

_________________________

RAPID LINK, INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	0-22636	75-2461665
(State or other jurisdiction of incorporation	(Commission File Number)	(I.R.S. Employer Identification No.)

5408 N. 99th Street
Omaha, NE   68134
(Address of principal executive offices, including zip code)

(402) 392-7561
(Registrant’s telephone number, including area code)

_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K and other reports filed by the Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain forward- looking statements and information that are based upon beliefs of, and information currently available to, the Registrant’s management, as well as estimates and assumptions made by the Registrant’s management. When used in the Filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, and “plan” or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant’s management identify forward- looking statements.  Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions, and other factors relating to the Registrant’s industry, operations and results of operations, and any businesses that may be acquired by the Registrant.  Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended, or planned.

Item 1.01                      Entry Into a Material Definitive Agreement.

On September 4, 2009, the Registrant accepted a binding letter of intent (the “LOI”) from Blackbird Corporation (“Blackbird”) with regards to the acquisition by the Registrant of all or substantially all of the outstanding shares of capital stock of Blackbird (the “Transaction”) held by a group of majority shareholders of Blackbird (the “Blackbird Shareholders”) resulting in Blackbird becoming an operating subsidiary of the Registrant.  In consideration for the Blackbird shares, the Registrant will issue an aggregate of 520,000,000 shares of its common stock to the Blackbird Shareholders, which will constitute approximately 80% of the Registrant’s then-issued and outstanding shares of common stock.  The parties expect the Transaction to close on or about October 31, 2009 (the “Closing”).

As part of the Transaction, Telenational Communications, Inc. (“Telenational”), the Registrant’s wholly owned subsidiary, will transfer certain of its assets and liabilities to Blackbird or another wholly owned subsidiary of the Registrant, and the Registrant will spin-off Telenational.

The closing of the Transaction will be subject to certain conditions, including the following:

•
The Registrant must dispose of its CLEC business, its One Ring Networks, Inc. (“One Ring”) business, and its fixed wireless broadband Internet access business in Northern California prior to signing a definitive agreement.

•	The Registrant must convert all of its subordinated debt into shares of its common stock or One Ring equity prior to signing a definitive agreement.

•
The Registrant must obtain a reduction of the aggregate amounts outstanding under certain senior notes due to Laurus Master Fund, Ltd. and its affiliates including, without limitation, Valens U.S. SPV I, LLC, Valens Offshore SPV II Corp., and LV Administrative Services, Inc. (collectively, “Laurus”), down to $2,500,000 that will be senior to all of the Registrant’s obligations.

•
The aggregate amount of shares of the Registrant’s issued and outstanding common stock as of the Closing (taking into account each of the debt conversions described above) shall be no more than 130,000,000 shares.

•
At the Closing, the Registrant must only be responsible for the following indebtedness: (i) senior secured debt due to Laurus must be restructured to provide for a maximum principal amount of $2,500,000 to accrue interest at 8.00% interest with all amounts due and payable in one balloon payment on the third anniversary of the Closing; and (ii) junior indebtedness in the total outstanding amount of $600,000.  The restructured Laurus debt will be allocated as follows: (A) $1,250,000 as a senior obligation of the Registrant; and (B) $1,250,000 as a senior obligation to be secured by the Telenational assets to be transferred as described above.

•
Except for certain outstanding warrants issued to Laurus, Trident Growth Fund, L.P., and Global Capital Funding Group, LP, all outstanding options, warrants, stock awards, and other securities convertible into shares of the Registrant’s common stock, including, without limitation, any such convertible securities or other derivatives held by any of the following: (i) John Jenkins and Apex Acquisitions, Inc., the Registrant’s principal shareholders (the “Principal Rapid Link Shareholders”), (ii) all of the Registrant’s and its subsidiaries’ employees, and (iii) any other lender of the Registrant, must be terminated and cancelled with no further obligation on the part of the Registrant with respect thereto.

•
Any of the Registrant’s obligations to issue securities or any registration rights agreements or similar arrangements obligating the Registrant to register any of its securities with the U.S. Securities and Exchange Commission (the “SEC”) must be terminated with no further force or effect.

•
At the Closing, the Registrant’s current officers and directors must resign all of their positions with the Registrant as well as any of its subsidiaries and any applicable employment agreements must be terminated with no further force and effect (including any change of control or severance obligations that may be triggered by the entry into or the consummation of the Transaction).

•
At the Closing, the Principal Rapid Link Stockholders must enter into lock-up agreements in favor of the Registrant pursuant to which each shall not be permitted (without the Registrant’s prior written consent) to sell any shares of the Registrant’s common stock for a period of one (1) year following the Closing for a purchase price below $0.05 per share.

•
The Registrant must obtain all requisite approvals (including shareholder approval) to amend its certificate of incorporation to increase the amount of shares of common stock authorized for issuance from 175,000,000 to 1,000,000,000, to change its corporate name to a name satisfactory to Blackbird, to delete Article Eighth, and amend Article Eleventh to provide for a majority affirmative vote instead of the two-thirds vote currently required for various corporate actions.

•
The Registrant must be in good standing with, and shall have filed all periodic reports required by, the SEC in a timely manner, except for its upcoming quarterly report on Form 10-Q, which the Registrant must use its best efforts to have filed no later than September 21, 2009.

•	Telenational must indemnify and hold the Registrant harmless from any amounts (including attorneys’ fees and related costs) associated with the Registrant’s pending lawsuit(s).

•
All regulatory approvals and other third-party permits, authorizations, approvals, and consents necessary for the consummation of the Transaction must have been obtained, and all applicable legal requirements shall have been satisfied, unless the parties mutually agree to extend the time period for obtaining such regulatory approvals or otherwise proceed with the Transaction without having received all required regulatory approvals prior to the Closing.

•
The Registrant’s core business, consisting of call center wholesale, international wholesale, calling card, residential long-distance callback, and related services (the “Core Business”), shall have ongoing operations generating revenues of at least approximately $600,000 per month and yielding at least approximately $150,000 in gross profit per month for the calendar quarter immediately prior to the Closing.

•	There shall have be no material adverse change in the operations of the Registrant’s Core Business since April 30, 2009 that has not otherwise been disclosed to Blackbird in writing.

In addition, upon the execution of a definitive agreement for the Transaction, Blackbird and the Registrant will enter into a management agreement pursuant to which representatives designated by Blackbird shall manage the Core Business for the period between the execution of the definitive agreement and the Closing.

The LOI will terminate upon the earlier of (i) the execution of a definitive agreement for the Transaction, (ii) a written agreement terminating the LOI signed by the Registrant and Blackbird, or (iii) September 30, 2009.

Item 9.01                      Financial Statements and Exhibits.

(d)	Exhibits

No.	Description

10.1	Letter of Intent to purchase Blackbird Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Rapid Link, Incorporated (Registrant)

Date: September 11, 2009	By:	/s/ Christopher J. Canfield
Christopher J. Canfield Chief Executive Officer and Principal Financial Officer